SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2003


                         ALABAMA NATIONAL BANCORPORATION
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                 0-25160                         63-1114426
Delaware
(State of Incorporation)         (Commission File Number)       (IRS Employer
                                                          Identification Number)


               1927 First Avenue North, Birmingham, Alabama 35205
          (Address of principal executive offices, including zip code)

                                 (205) 583-3600
              (Registrant's telephone number, including area code)

Item 7.          Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number                 Exhibit
         --------------                 -------
         99.1                           Press Release dated October 15, 2003


Item 12.         Results of Operations and Financial Condition.

         On October 15, 2003, Alabama National BanCorporation issued a press release announcing financial results for the quarter and nine months ended September 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         Alabama National Bancorporation

                        By: /s/ William E. Matthews, V
                            ----------------------------------------------------
                            William E. Matthews, V
                            Executive Vice President and Chief Financial Officer


Dated: October 15, 2003

                                INDEX TO EXHIBITS


Exhibit Number                          Exhibit
--------------                          -------
99.1                                    Press Release dated October 15, 2003 *


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.